                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                               VYSIS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (4) Date Filed:
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
                                  VYSIS, INC.
                              3100 WOODCREEK DRIVE
                       DOWNERS GROVE, ILLINOIS 60515-5400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 22, 1998

    The Annual Meeting of Stockholders ("Annual Meeting") of Vysis, Inc. (the "Company") will be held at the Amoco Management Learning Center, Forum B, located at 2001 Butterfield Road, Downers Grove, Illinois 60515, on July 22, 1998, at 10:00 a.m. for the following purposes:

        1. To elect seven directors of the Board of Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

        2.  To adopt the 1998 Long Term Incentive Plan; and

        3. To act upon such other matters as may properly come before the meeting or any adjournment or postponements thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the meeting and at any adjournment thereof is June 26, 1998. The stock transfer books will not be closed between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, at the offices of the Company for a period of at least ten days prior to the meeting.

    Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy promptly in the accompanying reply envelope. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                    [SIGNATURE]

                                          William E. Murray
                                          SECRETARY

Downers Grove, Illinois
July 1, 1998

                                  VYSIS, INC.
                                PROXY STATEMENT
                                      FOR
                      1998 ANNUAL MEETING OF STOCKHOLDERS

    These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Vysis, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of the Stockholders (the "Annual Meeting") to be held at 10:00 a.m. on July 22, 1998, at the Amoco Management Learning Center, Forum B, located at 2001 Butterfield Road, Downers Grove, Illinois 60515, and at any adjournments or postponements of the Annual Meeting. These proxy materials were first mailed to stockholders on or about July 1, 1998.

                         VOTING RIGHTS AND SOLICITATION

VOTING

    Only common stockholders of record on the books of the Company at the close of business on June 26, 1998 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. Each of these stockholders will be entitled to one vote per share. There were outstanding at the close of business on the Record Date 9,705,629 shares of common stock of the Company ("Common Stock"). The presence in person or by proxy of the holders of shares of Common Stock representing a majority of all outstanding shares of Common Stock entitled to vote will constitute a quorum. Votes cast in person or by proxy will be tabulated by inspectors of election appointed for the Annual Meeting who will determine whether a quorum is present.

    Proxies will be voted on the proposals referred to thereon, and presented at the Annual Meeting, in accordance with the stockholder's specifications marked thereon. Stockholders are encouraged to specify their choices on matters to be voted upon. If no specification is made with respect to any such proposal, a proxy will be voted as to such proposal in accordance with the recommendation of the Board of Directors set forth in this Proxy Statement. A proxy may be revoked at any time before it is voted at the meeting by voting in person or by delivering a later dated proxy or a written notice of revocation to the Secretary of the Company so as to be received by the Secretary prior to the vote.

    If a quorum is present, abstentions and broker non-votes will have no effect on the outcome of the election of directors since directors are elected by a plurality of the votes cast. However, approval of the 1998 Long Term Incentive Plan will require the affirmative vote of the holders of shares of Common Stock representing more than 50% of the voting power of shares represented at the meeting in person or by proxy and entitled to vote on the matter. As a result, shares which abstain from voting will count as votes against the adoption of such plan and broker non-votes will have no effect on the outcome.

SOLICITATION OF PROXIES

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers, or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

GENERAL

    The names of persons who are nominees for director and their positions and offices with the Company are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting and until their successors have been elected and qualified. Stockholders may not cumulate votes in the election of directors.

                                                      POSITIONS AND OFFICES HELD
NOMINEES                                                   WITH THE COMPANY
---------------------------------------  -----------------------------------------------------
Robert C. Carr                           Chairman of the Board of Directors
William M. Bartlett                      Director
John L. Bishop                           President, Chief Executive Officer and Director
Kenneth L. Melmon                        Director
Walter R. Quanstrom                      Director
Frank J. Sroka                           Director
Richard C. Williams                      Director

BUSINESS EXPERIENCE OF DIRECTORS

    Mr. Robert C. Carr, 57, was appointed to the Board of Directors of the Company in October 1993 and was elected Chairman of the Company's Board of Directors in February 1997. He has served as Vice President Corporate Planning of Amoco Corporation ("Amoco") since May 1997. Mr. Carr has served as President of Amoco Technology Company ("ATC"), a wholly owned subsidiary of Amoco, since October 1993. Mr. Carr joined Amoco in 1990 and has held various positions with Amoco, including Vice President of Chemicals Development and Diversification, Vice President and Treasurer, Vice President of Planning and Administration, and Vice President and Controller.

    Mr. William M. Bartlett, 65, has been a Director since September 1997. For more than the last five years, Mr. Bartlett has served as a consultant to various companies in the health care industry. Mr. Bartlett is a director of Medco Research, Inc., an adenosine technology and cardiovascular development company. Mr. Bartlett has a significant amount of experience in the health care industry, having been Chief Executive Officer-Medical Products Group and Corporate Vice President for G.D. Searle & Co., a manufacturer and distributor of hospital equipment and diagnostic equipment, from 1978 to 1982. He was also President, Atlantic International Division of American Hospital Supply Company from 1975 to 1978 and of the V. Mueller Surgical Instrument Division from 1971 to 1975.

    Mr. John L. Bishop, 53, has served as President and as a Director since November 1993 and became Chief Executive Officer in February 1996. Mr. Bishop has over 25 years experience in developing and operating diagnostics businesses. From 1991 until November 1993, Mr. Bishop was Chairman and Chief Executive Officer of MicroProbe Corporation, a manufacturer of DNA probe diagnostics and therapeutics, and, from 1987 until 1991, of Source Scientific Systems, an original equipment manufacturer of automated diagnostic systems. From 1984 until 1986, Mr. Bishop was President and Chief Operating Officer of Gen-Probe, Inc., a developer and manufacturer of DNA probe diagnostics for infectious diseases. From 1968 until 1984, Mr. Bishop held various management positions with American Hospital Supply Company and its affiliates, including a three year assignment in Japan as an Executive Vice President and Chief

Executive Officer of International Reagents Corp., a joint venture between American Hospital Supply Company and Green Cross Corporation.

    Kenneth L. Melmon, M.D., 63, has been a Director since September 1997. Dr. Melmon has been a Scientific Advisory Board member of the Company since August 1994. He is also a director of Epoch, Inc., a biotechnology corporation. Since July 1994 he has been Associate Dean, Postgraduate Medical Education at Stanford University School of Medicine. Dr. Melmon was Associate Chairman, Department of Medicine at the Stanford University School of Medicine from July 1989 to July 1993 and was Chairman, Stanford University Hospital Technology Transfer Program from July 1988 to July 1993. He was Chairman, Department of Medicine at the Stanford University School of Medicine from 1978 to 1984 and has been Professor of Medicine and Molecular Pharmacology since 1978.

    Walter R. Quanstrom, Ph.D., 55, has been a Director since September 1997. Dr. Quanstrom is presently Amoco Corporation's Vice President of Environment, Health and Safety, responsible for Amoco's medical department, product safety, toxicology, industrial hygiene, environmental conservation and safety, and has held such position since 1987.

    Mr. Frank J. Sroka, J.D., 49, was appointed to the Board of Directors of the Company in September 1993. Mr. Sroka has served as General Attorney for Amoco with responsibility for the legal matters of ATC and its subsidiaries since September 1993. Prior to such position, Mr. Sroka held positions in the Research, Patents & Licensing and Law departments of Amoco since 1970.

    Mr. Richard C. Williams, 54, has been a Director since September 1997. Mr. Williams has served as President of Connor-Thoele Limited, a consulting and financial advisory firm which serves the health care and pharmaceuticals industry, since March 1989. Mr. Williams has served as Chairman of the Board of Directors since October 1992 and as a director of Medco Research, Inc. since January 1991, as a director of Centaur, Inc., a private equine diagnostic company, since January 1991 and as a director of Immunomedics, Inc., a biopharmaceutical research company, since March 1993. Prior to these positions Mr. Williams has gained extensive experience in the health care industry, most notably as Vice President and Chief Financial Officer of Erbamont, N.V., a pharmaceutical company, and at Abbott Laboratories and American Hospital Supply Company where he held a variety of financial management positions.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Company's Board of Directors was expanded from three members, all of whom were officers of ATC and two of whom were employees of Amoco, to seven members in September 1997, in anticipation of the Company's initial public offering. During the fiscal year ended December 31, 1997, the Board of Directors held four meetings. Each of Dr. Melman and Dr. Quanstrom missed two of the four meetings of the Board of Directors during 1997.

    The Company has two standing Board Committees: The Audit Committee and the Compensation Committee, both of which were established in October 1997, in anticipation of the Company's initial public offering. The Company does not have a nominating committee.

    The Audit Committee is responsible for reviewing the Company's financial procedures and controls and for selecting and meeting with the independent auditors. This Committee did not meet during the last fiscal year. This Committee currently consists of Messrs. Bartlett, Sroka and Williams (Chairman).

    The Compensation Committee is responsible for reviewing the compensation arrangements in effect for the Company's executive officers and for administering the Company's employee benefit plans. If adopted by the stockholders, the 1998 Long Term Incentive Plan will be administered by a subcommittee of the Compensation Committee consisting solely of non-employee directors. The Compensation Committee did not meet during the last fiscal year. This Committee currently consists of Messrs. Bartlett (Chairman), Carr, Melmon and Williams.

DIRECTOR COMPENSATION

    Each director who is not an employee of the Company or Amoco (Messrs. Bartlett, Melmon and Williams) receives a fee of $2,000 per month and $2,000 per board meeting attended. None of the remaining directors receive any compensation for serving on the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends a vote FOR the nominees listed herein.

                                PROPOSAL NO. 2.
                 APPROVAL OF THE 1998 LONG TERM INCENTIVE PLAN

    The Company has previously used the grant of options under the Vysis, Inc. 1996 Stock Incentive Plan (the "1996 Plan") as an integral part of its executive incentive program. As of June 1, 1998, grants for 975,348 shares of Common Stock had been made under that plan and 10,054 shares remained available for future grants and awards.

    The Board of Directors of the Company has determined that a new long-term incentive plan is needed in order to maintain a competitive executive incentive program as a publicly held company and thereby more effectively attract and retain and furnish incentives to outstanding individuals who are key executives or managerial employees of the Company and its subsidiaries and consultants who provide services to the Company or its subsidiaries. Accordingly, the Board of Directors has adopted, and is submitting to the stockholders for their approval, the Vysis, Inc. 1998 Long Term Incentive Plan (the "Plan").

    The Plan will become effective immediately upon approval by the stockholders and, if approved, will continue in effect until terminated by the Board of Directors.

    The summary of the Plan which follows is qualified in its entirety by reference to the complete text of the Plan as set forth as Exhibit A hereto.

GENERAL DESCRIPTION

    Participants in the Plan shall consist of such key executives and managerial employees of the Company and consultants who provide services to the Company or its subsidiaries as the Compensation Committee of the Board of Directors or a subcommittee thereof (the "Committee") may select from time to time. In the discretion of the Committee, participants in the Plan may receive stock options, stock appreciation rights ("SARs"), stock awards or performance unit awards, either singly or in combination. The form and amount of any grant or award, as well as the time and conditions of exercise or vesting and any extension or acceleration of the time of exercise or vesting, are subject to the discretion of the Committee. Except to the extent otherwise determined by the Committee, any shares subject to a grant or award which terminates by forfeiture, expiration, cancellation or by any other form of termination shall again be available for future grants under the Plan.

    No awards under the Plan shall be exercisable more than ten years after the date of grant. The Plan also sets forth special expiration provisions for earlier termination of awards in the event of termination of employment (or provision of services), retirement or death.

    The Committee has general authority to administer the Plan, including the authority to select participants, determine the form and amount of awards and to amend such awards. The Committee also has the authority to extend or accelerate the time of exercise or vesting of the awards. The Board of Directors may amend the Plan in any respect, or terminate the Plan at any time, provided that no amendment may materially adversely affect the rights of any participant or beneficiary under any award made under the Plan prior to the date such amendment is adopted by the Board of Directors.

    The Plan provides that the maximum number of shares of Common Stock which may be issued pursuant to all grants thereunder may not exceed 1,500,000. Such shares may be authorized and unissued shares of Common Stock or treasury shares. The closing price of the Common Stock reported on NASDAQ for June 26, 1998 was $10. The maximum number of shares issuable under the Plan and the number and/or price of shares or other compensation subject to any outstanding award may be appropriately adjusted by the Committee to reflect changes in the capitalization of the Company by reason of stock dividends, stock rights, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in corporate structure or capitalization.

    In addition, the Internal Revenue Code of 1986, as amended (the "Code"), places limitations on the deductibility, for Federal income tax purposes, of annual compensation paid to certain executive officers generally designated as the five most highly compensated officers of the Company on the last day of the year (the "Named Executive Officers"). In order to permit certain grants and awards under the Plan to be deductible for Federal income tax purposes, the Plan limits the maximum number of shares that may be granted under the Plan in any calendar year to any participant to 250,000 shares and the maximum aggregate cash payout that may be made under the Plan in any calendar year to a Named Executive Officer to $25,000,000.

    The Plan provides that in the event of a Change in Control (as described below), with certain exceptions, (i) all outstanding stock options and SARs shall become fully exercisable, (ii) all stock awards shall become fully vested, and (iii) performance units may be paid out in such manner and amounts as determined by the Committee. For purposes of the Plan, a Change in Control will generally be deemed to have occurred if (i) with certain limited exceptions, any person becomes the beneficial owner of 40% or more of the combined voting power of the Company's then outstanding securities; (ii) the Company's stockholders approve a merger or consolidation of the Company other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the surviving entity, or
(B) a merger or consolidation effected to implement a recapitalization in which no person acquires more than 15% of the Company's then outstanding securities having the right to vote for the election of directors; (iii) the Company stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; or (iv) during any 24 month period, the majority of the membership of the Board changes without the approval of two-thirds of the directors who were either directors at the beginning of the period or whose election was previously so approved.

    A participant may elect to have the Company withhold shares of Common Stock (or to accept already-owned shares) to satisfy tax withholding obligations with respect to exercises or payments under the Plan. No award shall be transferable except by will or the laws of descent and distribution.

    As of July 1, 1998, no grants or awards had been made under the Plan and none are expected to be made prior to stockholder approval of the Plan. Because grants and awards under the Plan will be determined on a case-by-case basis by the Committee, the benefits to be received by any particular current executive officer, by all current executive officers as a group, or by non-executive officer employees as a group cannot be determined by the Company at this time.

STOCK OPTIONS

    Options to purchase shares of Common Stock, including incentive stock options within the meaning of Section 422 of the Code ("ISOs"), may be granted under the Plan; provided, however, that ISOs may only be granted to employees of the Company and its subsidiaries and certain other limitations apply to ISOs granted under the Plan. The Committee will determine the number of shares subject to each stock option and the manner and time of exercise. The per share option price shall not be less than the greater of par value or 100% of the fair market value of a share of Common Stock at the date of grant. Upon exercise, the option price may be paid in cash, in shares of Common Stock having a fair market value equal to the option price, or in a combination thereof, as determined by the Committee. The Committee may also allow the "cashless" exercise of options, subject to applicable rules and regulations. The agreement or instrument evidencing the grant of an option may contain such other terms, provisions and conditions not inconsistent with the Plan as the Committee may determine and the Committee may impose restrictions on shares of Common Stock acquired in connection with exercise.

SARS

    SARs may be granted in tandem with a related stock option or may be granted independently of a related stock option. Rights granted in tandem with a related stock option shall be exercisable to the extent that the related stock option is exercisable. The Committee will determine the manner and time of exercise of rights granted independently of a stock option. In the case of rights granted in tandem with a related stock option, the grantee may elect to exercise either the stock option or the rights (but not both) as to any of the same shares subject to the stock option and the rights.

    Upon exercise of a SAR, the grantee shall be paid the excess of (i) the fair market value of a share of Common Stock on the date of exercise of the SAR, over
(ii) a specified price not less than the fair market value of a share of Common Stock on the date of grant of the SAR, multiplied by the number of shares exercised. Such amount shall be paid in cash or in shares of Common Stock having a fair market value equal to such excess, or in a combination thereof, in the discretion of the Committee.

    The agreement or instrument evidencing the grant of SARs may contain such other terms, provisions and conditions not inconsistent with the Plan as the Committee may determine and the Committee may impose restrictions on shares of Common Stock acquired in connection with exercise.

STOCK AWARDS

    Stock awards consisting of shares of Common Stock may be made under the Plan. Such awards may be contingent upon certain criteria (such as performance or continued employment) that must occur before or after the date the stock award is granted, or the date the stock is earned by, vested in, or delivered to the participant. The Committee may provide for the early vesting of any such award in the event of termination of employment by retirement, death, incapacity or otherwise prior to the end of the restriction period. The holder of a stock award shall have the right to vote the shares and if the award is fully earned and vested, to receive dividends thereon. Prior to the date that a participant has a fully earned and vested right to the shares comprising a stock award, the Committee, in its sole discretion, may award dividend rights with respect to such shares. If all conditions to which a stock award is subject have been satisfied, the holder shall be entitled to such shares free of all restrictions.

PERFORMANCE UNIT AWARDS

    Performance unit awards, which may be stated in terms of cash or in units representing shares of Common Stock, may also be made under the Plan. Such awards shall be contingent on the achievement of objectives as shall be established by the Committee. If a participant terminates employment during the applicable performance period, the Committee may determine that the participant is entitled to settlement of all or any portion of the performance unit award as to which he would otherwise be eligible. Upon settlement of a performance award denominated in Common Stock when granted, one share of Common Stock will be distributed for each unit earned or cash will be distributed for each unit earned equal to either (i) the fair market value of a share of Common Stock at the end of the performance period, or (ii) the average Common Stock value over a period determined by the Committee. Upon settlement of a performance award denominated in cash when granted, the value of each unit earned will be distributed in its initial cash value, or shares of Common Stock will be distributed based on the cash value of the units earned divided by (1) the fair market value of a share of Common Stock at the end of the performance period or (2) the average Common Stock value over a period determined by the Committee.

FEDERAL INCOME TAX CONSEQUENCES

    Generally, an employee who has been granted an ISO will not realize taxable income and the Company will not be entitled to a deduction at the time of the grant or exercise of such option. If the employee makes no disposition of shares acquired pursuant to an ISO within two years from the date of grant of such option, or within one year of the transfer of the shares to such employee, any gain or loss realized on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for Federal income tax purposes. If the foregoing holding period requirements are not satisfied, the employee will generally realize ordinary income at the time of disposition in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price, or (ii) the excess of the amount realized upon disposition of the shares, if any, over the option price, and the Company will be entitled to a corresponding deduction.

    Generally, an individual will not realize taxable income at the time of the grant of an option which does not qualify as an ISO. Upon exercise of such non-qualified stock option, however, the individual will realize ordinary income in an amount measured by the excess, if any of the fair market value of the shares on the date of exercise over the option price, and the Company will be entitled to a corresponding deduction. Upon a subsequent disposition of such shares, the individual will realize short-term or long-term capital gain or loss with the basis for computing such gain or loss equal to the option price plus the amount of ordinary income realized upon exercise.

    Generally, an individual will not realize taxable income at the time of the grant of an SAR. Upon exercise, however, such individual will realize ordinary income measured by the difference between the fair market value of the Common Stock on the applicable date of grant and the fair market value of such stock on the date of exercise. The Company will be entitled to a corresponding deduction in the year of exercise.

    Generally, an individual who has been granted a stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for Federal income tax purposes. Upon the vesting of shares subject to an award, the individual will realize ordinary income in an amount equal to the fair market value of the shares at such time, and the Company will be entitled to a corresponding deduction. Dividends paid to the individual during the restriction period will also be compensation income to the individual and deductible as such by the Company. The holder of a stock award may elect to be taxed at the time of grant of the award on the then fair market value of the shares, in which case (i) the Company will be entitled to a deduction at the same time and in the same amount, (ii) dividends paid to such holder during the restriction period will be taxable as dividends to such holder and not deductible by the Company, and (iii) there will be no further tax consequences when the restrictions lapse. If an individual who has made such an election subsequently forfeits the shares, he will not be entitled to any deduction or loss. The Company, however, will be required to include as ordinary income the lesser of the fair market value of the forfeited shares or the amount of the deduction originally claimed with respect to the shares.

    The Company has also been advised that an employee who has been granted performance units will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. The individual will have income at the time of payment, and the Company will have a corresponding deduction unless the holder is one of the executive officers and applicable provisions of the Code are not satisfied.

    Any acceleration of the payment of grants and awards under the Plan in the event of a Change in Control of the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the participant to a 20% excise tax and which may not be deductible by the Company. A deduction otherwise available to the Company for any year with respect to compensation payable to an executive officer may be denied to the extent that it exceeds $1,000,000. For these purposes, stock awards and performance units awarded under the Plan may under certain circumstances qualify for, and it is anticipated that grants of options and SARs will generally qualify for, an exception to that limitation for eligible performance-based compensation.

STOCKHOLDER APPROVAL

    Approval of the Plan will require the affirmative vote of the holders of shares of the Company representing more than 50% of the voting power of shares represented in person or by proxy and entitled to vote at the Annual Meeting, with the result that shares which abstain from voting would count as votes against the Plan and broker non-votes would have no effect on the outcome. Proxies not limited to the contrary will be voted for approval of the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors believes that approval of the 1998 Long Term Incentive Plan is necessary in order to provide management with a competitive level of compensation, as determined through consultation with outside experts, and the continuing opportunity to acquire an equity interest in the Company as an incentive for them to remain in the Company's service. For this reason, the Board of Directors recommends that the stockholders vote FOR the approval of the 1998 Long Term Incentive Plan.

                            OWNERSHIP OF SECURITIES

    The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of June 1, 1998 for (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) the Company's directors, (iii) the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table below (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the shares beneficially owned by them.

OWNERSHIP OF COMPANY STOCK

                                                                                       NUMBER OF SHARES
                                                                                         BENEFICIALLY        PERCENT
NAME                                                                                       OWNED(1)           OWNED
-----------------------------------------------------------------------------------  --------------------  -----------
Amoco Corporation..................................................................       6,662,682(2)           68.6%
  200 East Randolph Drive
  Chicago, Illinois 60601
John L. Bishop.....................................................................          90,347                 *
Russel K. Enns.....................................................................          14,602                 *
George R. Kennedy..................................................................          21,294                 *
James P. Marcella..................................................................          22,587                 *
Steven A. Seelig...................................................................          45,174                 *
William M. Bartlett................................................................          12,853                 *
Robert C. Carr.....................................................................              --                 *
Kenneth L. Melmon..................................................................          13,857                 *
Walter R. Quanstrom................................................................              --                 *
Frank J. Sroka.....................................................................              --                 *
Richard C. Williams................................................................          17,853                 *
Directors and Executive Officers as a Group (13 persons)...........................         298,606               3.0%

------------------------

*   Less than 1 percent

(1) The share amounts include those shares as to which the following persons had a right to acquire beneficial ownership by exercising stock options as of June 1, 1998, or within 60 days after that date; Mr. Bishop, 90,347 shares; Dr. Enns, 14,602 shares; Mr. Kennedy, 21,294 shares; Mr. Marcella, 22,587 shares; Dr. Seelig, 45,174 shares; Mr. Bartlett, 12,853 shares; Dr. Melmon, 13,857 shares; Mr. Williams, 12,853 shares; and all directors and executive officers as a group, 243,606 shares.

(2) All such shares of Common Stock are owned of record by Amoco Technology Company, a wholly owned subsidiary of Amoco.

OWNERSHIP OF AMOCO STOCK

    The following table sets forth as of May 15, 1998, the ownership of common stock of Amoco Corporation by the Company's directors, the Named Executive Officers, and all directors and executive officers of the Company as a group. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the shares beneficially owned by them. The directors and executive officers of Vysis own in the aggregate less than one percent of the common stock of Amoco Corporation.

                                                                                                NUMBER OF SHARES
                                                                                               BENEFICIALLY OWNED
NAME                                                                                                  (1)
--------------------------------------------------------------------------------------------  --------------------
John L. Bishop..............................................................................              110
Russel K. Enns..............................................................................               --
George R. Kennedy...........................................................................               --
James P. Marcella...........................................................................               --
Steven A. Seelig............................................................................            7,392
William M. Bartlett.........................................................................               --
Robert C. Carr..............................................................................          158,743
Kenneth L. Melmon...........................................................................               --
Walter R. Quanstrom(2)......................................................................          152,115
Frank J. Sroka(3)...........................................................................           66,453
Richard C. Williams.........................................................................               --
Directors and Executive Officers as a Group (13 persons) (2)(3).............................          384,813

------------------------

(1) The share amounts include those shares as to which the following persons had a right to acquire beneficial ownership by exercising stock options as of May 1, 1998, or within 60 days after that date; Dr. Seelig, 1,600 shares; Mr. Carr, 153,000 shares; Dr. Quanstrom, 129,000 shares; Mr. Sroka, 46,200 shares; and all directors and executive officers as a group, 329,800 shares. Also included are shares owned in the Amoco Performance Share Plan and those allocable to the Amoco Stock Fund accounts of participants in the Amoco Employee Savings Plan as of May 15, 1998.

(2) Includes 1,000 shares as to which Dr. Quanstrom shares voting and dispositive authority.

(3) Includes 4,136 shares as to which Mr. Sroka shares voting and dispositive authority.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

    Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report initial ownership of the Company's Common Stock and any subsequent changes in ownership to the Securities and Exchange Commission ("SEC"). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by these dates. None of the Company's directors, executive officers or holders of more than ten percent of the Company's Common Stock were required to make any such filings during the Company's most recent fiscal year.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth the compensation earned, by the Company's Chief Executive Officer and the four other highest-paid executive officers for the 1997 fiscal year, for services rendered in all capacities to the Company and its subsidiaries for each of the last two fiscal years. The individuals included in the table are collectively referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                     COMPENSATION
                                                           ANNUAL COMPENSATION          AWARDS           ALL OTHER
                                                          ---------------------  --------------------  COMPENSATION
NAME AND PRINCIPAL POSITION                      YEAR       SALARY      BONUS      STOCK OPTIONS(#)         (1)
---------------------------------------------  ---------  ----------  ---------  --------------------  -------------
John L. Bishop ..............................       1997  $  224,035  $  25,000               --         $   4,750
 President and Chief                                1996     210,000     36,500          131,387            18,946
 Executive Officer

George R. Kennedy ...........................       1997     153,877         --            7,300             3,468
 Senior Vice President                              1996     123,258         --           36,497            36,480
 Sales and Marketing

Steven A. Seelig ............................       1997     138,910         --               --             2,240
 Vice President Research                            1996     130,200         --           65,694             4,007
 and Development and Chief
 Medical Officer

James P. Marcella ...........................       1997     129,385         --               --             3,882
 Vice President Operations                          1996     125,000     15,000           32,847             3,822

Russel K. Enns ..............................  1997 1996     116,654         --           10,949            74,219
 Vice President                                              110,000         --           21,898               635
 Regulatory Affairs

------------------------

(1) Amounts represent the Company's 401(k) contributions made on behalf of each of the named individuals and the reimbursement of 1996 relocation expenses in the amounts of $14,446 for Mr. Bishop and $34,305 for Mr. Kennedy and 1997 relocation expenses in the amount of $74,219 for Dr. Enns.

STOCK OPTIONS

    The following table summarizes options to purchase shares of Common Stock granted during the fiscal year ended December 31, 1997 to the Named Executive Officers. The amounts shown as potential realizable values on the options identified in the table are based on assumed annualized rates of appreciation in the price of the Common Stock of five percent and ten percent over the term of the options, as set forth in the rules of the SEC. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock. There can be no assurance that the potential realizable values reflected in this table will be achieved.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                              NUMBER OF    % OF TOTAL                              ANNUAL RATES OF STOCK
                                             SECURITIES      OPTIONS                                PRICE APPRECIATION
                                             UNDERLYING    GRANTED TO                                 FOR OPTION TERM
                                               OPTIONS    EMPLOYEES IN    EXERCISE    EXPIRATION   ---------------------
NAME                                           GRANTED     FISCAL YEAR      PRICE        DATE         5%         10%
-------------------------------------------  -----------  -------------  -----------  -----------  ---------  ----------
George R. Kennedy..........................       7,300           4.5%    $    6.85      8/29/07   $  31,448  $   79,695
Russel K. Enns.............................      10,949           6.8          6.85      8/29/07      47,168     119,532

    The following table sets forth information with respect to the Named Executive Officers concerning their exercise of options during the 1997 fiscal year and the unexercised options held by them as of the end of such year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                        NUMBER OF SECURITIES
                                                                       UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                        NUMBER OF                            OPTIONS AT             IN-THE-MONEY OPTIONS
                                         SHARES           VALUE          DECEMBER 31, 1997        AT DECEMBER 31, 1997(1)
                                        ACQUIRED        REALIZED     --------------------------  --------------------------
NAME                                   ON EXERCISE         ($)       EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------------  ---------------  -------------  -----------  -------------  -----------  -------------
John L. Bishop.....................            --              --        71,181        60,206     $ 887,627    $   750,769
Steven A. Seelig...................            --              --        35,591        30,103       443,820        375,384
James P. Marcella..................            --              --        17,796        15,051       221,916        187,686
George R. Kennedy..................            --              --        15,970        27,827       199,146        300,867
Russel K. Enns.....................            --              --        11,864        20,983       147,944        192,460

------------------------

(1) Based on a December 31, 1997 estimate of fair market value of $13.00 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Executive officer compensation levels for the fiscal year ended December 31, 1997 were established by the Company's Board of Directors while the Company was an indirect wholly owned subsidiary of Amoco and prior to the formation of the Compensation Committee in October 1997. John L. Bishop, the Company's Chief Executive Officer, participated in the deliberations of the Board of Directors concerning such executive officer compensation levels. During the last completed fiscal year, no executive officer of the Company served as a director or member of the compensation committee (or other board committee performing an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

    None of the Company's executive officers have employment, change in control, or severance agreements with the Company, and their employment may be terminated at any time by the Board of Directors.

CONSULTING AGREEMENTS

    Prior to their appointment to the Board of Directors in September 1997, each of Messrs. Bartlett, Melmon and Williams was a party to an advisory board consulting agreement with the Company pursuant to which each of them provided consulting services to the Company through service on the Company's advisory board. The advisory board had been maintained since August 1994 for the purpose of rendering informal advice to the Company regarding medical and technology issues as well as business, operational and financial matters. Under such consulting agreements, these individuals were paid in cash the following amounts in 1997: Mr. Bartlett, $53,253; Dr. Melmon, $45,625; and Mr. Williams, $59,575. (In the case of Mr. Williams, the amounts shown include amounts paid to Conner-Thoele Limited, an advisory firm of which Mr. Williams is president.) Such consulting agreements have been terminated.

    In addition, as consideration for rendering services relating to attendance at meetings of the Board of Directors, the Company granted during 1997 to each of Messrs. Bartlett, Melmon and Williams, options to purchase shares of Common Stock at an exercise price of $2.74 per share as follows: Mr. Bartlett, 7,300 shares; Dr. Melmon, 10,949 shares; and Mr. Williams, 7,300 shares. Dr. Melmon also was granted an option to purchase 1,095 shares of Common Stock in 1997, with an exercise price of $2.74 per share, as consideration for rendering consulting services as a member of the Company's Scientific Advisory Board.

           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH AMOCO

    Prior to the consummation of the Company's initial public offering in February 1998 (the "IPO"), the Company engaged in a variety of transactions with Amoco and may continue to do so on a more limited basis in the future.

    Prior to the IPO, the Company received certain legal services (internal and external), research and development support, and administrative support from Amoco and paid for such services and support on an actual usage or pro rata basis. The costs allocated to the Company aggregated $182,000, $304,000 and $3,058,000 in 1997, 1996 and 1995, respectively. In addition, during 1997 Amoco paid on behalf of the Company certain expenses aggregating $138,000. The Company also received funding requirements and assets from Amoco. The costs of these services, funding requirements and asset transfers were accounted for by Amoco as intercompany receivables from Vysis. These receivables were periodically converted into equity of Vysis. This investment by Amoco in the Company aggregated $2,315,000 and $15,384,000 in 1996 and 1995. Additionally in 1996,
such amounts were also represented by a note payable to Amoco. At December 31, 1996, the balance of the note payable was $5,106,000. This note was subsequently converted into 553,126 shares of Series B Preferred Stock of the Company. The sharing of costs and funding continued during 1997 and until February 10, 1998, with the aggregate amount of such costs and funding represented by a promissory note that accrued interest at 7.5 percent per annum. As of February 10, 1998, the balance of the note payable to Amoco was $10.1 million. Upon consummation of the IPO, $8.1 million of the principal of this note was converted into Common Stock of the Company and the remaining note balance of $2.0 million of the principal and accrued interest was repaid with a portion of the proceeds of the IPO.

    The Company and Amoco have entered into a Cooperation Agreement, which sets out the terms on which Amoco and the Company will cooperate in handling various matters. These matters include (i) documentation of the assignment to the Company of certain intellectual property rights, (ii) the allocation of costs and liability for certain litigation brought by Gen-Probe, Inc. in which the Company and Amoco are defendants, (iii) retention by Amoco of certain liabilities relating to ATC's discontinued operations, and (iv) access to Amoco's and the Company's business records.

    Prior to the completion of the IPO, the Company has been included in the consolidated or combined federal and state income tax returns of Amoco. For periods after the completion of the IPO, the Company will no longer be included in Amoco's federal consolidated returns, although it may continue to be included in one or more state or local combined returns. Pursuant to an Amended and Restated Tax Allocation Agreement, for periods during which the Company is included in Amoco's federal consolidated return, the Company generally receives no credit for tax benefits accruing during such periods to other members of the Amoco consolidated group as a result of any deductions or losses incurred by the Company; except that beginning in 1996, debt obligations of the Company owed to Amoco were reduced by approximately 35 percent of the Company's estimated income or loss for income tax purposes, resulting in an aggregate reduction of the Company's debt to Amoco with an offsetting increase to contributed capital of approximately $5.0 million for 1996 and $7.5 million for 1997.

    Under state tax laws in a number of states, including Illinois (the state in which much of the Company's business is taxed), the Company is required by law to be included in Amoco's unitary state tax returns as long as Amoco owns or controls 50 percent or more of the voting equity of the Company. Under the Amended and Restated Tax Allocation Agreement, for tax periods subsequent to the IPO, the Company pays Amoco, or Amoco pays the Company, as the case may be, an amount determined on the basis of a comparison between the actual combined tax liability of Amoco and the liability that would have arisen had the Company been excluded from Amoco's unitary return. For tax periods prior to the IPO, the Company's state tax liability is determined by Amoco based upon their internal allocation methodology. The application of this methodology resulted in a charge to the Company of $53,000 for unitary state taxes in 1996. Such charge, if any, for state income taxes from the period January 1, 1997 through the February 10, 1998 (the date of the completion of the IPO) will also be immaterial. In addition, in such unitary states the Company will not have the future benefit of tax loss carry-forwards that would have arisen but for the legal requirement that the Company be included in Amoco's unitary tax return.

    Immediately prior to the completion of the IPO, Vysis and Amoco entered into a registration rights agreement (the "Registration Agreement") pursuant to which Vysis granted Amoco registration rights under the Securities Act with respect to the shares of Common Stock owned by Amoco. Under the Registration Agreement, Amoco will have the right commencing on August 3, 1998 to demand that the Company register its shares under the Securities Act of 1933, as amended (the "Securities Act"). Under the Registration Agreement, Amoco may only sell securities under one effective demand registration per calendar year and the right may only be exercised with respect to specified minimum amounts of shares of Common Stock. The Company may postpone such a demand under certain circumstances. Amoco will have the right to include shares of Common Stock owned by it in any registration proposed by the Company under the Securities Act, subject to certain limitations.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Price Waterhouse LLP served as the Company's independent public accountants for the fiscal year ended December 31, 1997. The appointment of independent public accountants is made annually by the Board of Directors. The decision of the Board of Directors is based on the recommendation of the Audit Committee, which reviews both the audit scope and estimated audit fees. The independent public accountants for the fiscal year ended December 31, 1998 have not yet been selected. The decision will be made following receipt from Price Waterhouse LLP of the audit work plan and estimated audit fees for 1998. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions of stockholders.

                 STOCKHOLDER PROPOSALS FOR 1999 PROXY STATEMENT

    Stockholder proposals that are intended to be presented at the Company's annual meeting of stockholders to be held in 1999 must be received by the Company no later than March 3, 1999 in order to be included in the proxy statement and related proxy materials.

                                   FORM 10-K

    THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO VYSIS, INC., 3100 WOODCREEK DRIVE, DOWNERS GROVE, ILLINOIS 60515-5400, ATTENTION: JAMES J. HABSCHMIDT.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                       [LOGO]

                                          William E. Murray

                                          SECRETARY

July 1, 1998

                                                                       Exhibit A

                                  VYSIS, INC.
                         1998 LONG TERM INCENTIVE PLAN

    1. PURPOSE. The purpose of this Vysis, Inc. 1998 Long Term Incentive Plan (the "Plan") is to increase stockholder value and to advance the interests of Vysis, Inc. ("Vysis") and its subsidiaries (collectively, the "Company") by awarding equity and performance based incentives designed to attract, retain and motivate employees. As used in the Plan, the term "subsidiary" means any business, whether or not incorporated, in which Vysis has an ownership interest.

    2.  ADMINISTRATION.

    2.1. ADMINISTRATION BY COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board of Directors of Vysis or a subcommittee thereof (the "Committee"), which Committee shall consist of two or more persons who constitute "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the meaning of Treas. Reg. Section 1.162-27(e)(3).

    2.2. AUTHORITY. Subject to the provisions of the Plan, the Committee shall have the authority to (a) manage and control the operation of the Plan, (b) interpret and construe the provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to the Plan, (c) make Awards under the Plan, in such forms and amounts and subject to such restrictions, limitations and conditions as it deems appropriate, including, without limitation, Awards which are made in combination with or in tandem with other Awards (whether or not contemporaneously granted) or compensation or in lieu of current or deferred compensation, (d) modify the terms of, cancel and reissue, or repurchase outstanding Awards (including, but not limited to, repurchasing or settling any Option (as defined in subsection 6.1) in cash upon a Change in Control (as defined in subsection 12.2)), (e) prescribe the form of agreement, certificate or other instrument evidencing any Award under the Plan, (f) correct any defect or omission and reconcile any inconsistency in the Plan or in any Award hereunder, (g) extend the exercise or vesting date of any Award under the Plan,
(h) accelerate the vesting or exercise date of any Award under the plan, and (i) make all other determinations and take all other actions as it deems necessary or desirable for the implementation and administration of the Plan; provided, however, that in no event shall the Committee cancel or modify any outstanding Option for the purpose of reissuing an additional option to the option holder at a lower exercise price. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons.

    3. PARTICIPATION. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the employees of the Company who are key executives or managerial employees and consultants who provide services to the Company those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, and subject to the terms of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant; provided, however, that only employees of the Company may be awarded Incentive Stock Options (as defined in subsection 6.1) under the Plan. Except as otherwise agreed by the Committee and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the Company. For purposes of the Plan, the term "Award" shall mean any award or benefit granted to any Participant under the Plan.

    4. DEFINITION OF FAIR MARKET VALUE. For purposes of the Plan, the "Fair Market Value" of a share of common stock of Vysis ("Stock") as of any date shall be the closing market composite price for such Stock as reported on NASDAQ on that date or, if Stock is not traded on that date, on the immediately preceding date on which Stock was traded.

    5.  SHARES SUBJECT TO THE PLAN.

    5.1. NUMBER OF SHARES RESERVED. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by Vysis as treasury shares, including shares purchased in the open market or in private transactions. Subject to the provisions of subsection 5.4, the number of shares of Stock which may be issued with respect to Awards under the Plan shall not exceed 1.5 million shares.

    5.2. INDIVIDUAL LIMITS ON AWARDS. Notwithstanding any other provision of the Plan to the contrary, the maximum aggregate number of shares of Stock that may be granted or awarded to any Participant under the Plan for any calendar year shall be 250,000 and the maximum aggregate cash payout with respect to grants or awards under the Plan in any calendar year to any Covered Employee (within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")) shall be $25,000,000. The determination made under the foregoing provisions of this subsection 5.2 shall be based on the shares subject to the Awards at the time of grant, regardless of when the Awards become exercisable.

    5.3.  REUSAGE OF SHARES.

    (a) In the event of the exercise or termination (by reason of forfeiture, expiration, cancellation, surrender or otherwise) of any Award under the Plan, that number of shares of Stock that was subject to the Award but not delivered shall again be available for Awards under the Plan.

    (b) In the event that shares of Stock are delivered under the Plan as a Stock Award (as defined in Section 8) and are thereafter forfeited or reacquired by the Company pursuant to rights reserved upon the award thereof, such forfeited or reacquired shares shall again be available for Awards under the Plan.

    (c) Notwithstanding the provisions of paragraphs (a) or (b), the following shares shall not be available for reissuance under the Plan: (i) shares with respect to which the Participant has received the benefits of ownership (other than voting rights), either in the form of dividends or otherwise; (ii) shares which are withheld from any award or payment under the Plan to satisfy tax withholding obligations (as described in subsection 11.4); (iii) shares which are surrendered to fulfill tax obligations (as described in subsection 11.4); and (iv) shares which are surrendered in payment of the Option Price (as defined in subsection 6.3) upon the exercise of an Option.

    5.4. ADJUSTMENTS TO SHARES RESERVED. In the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Stock or other change in the corporate structure or capitalization affecting the Stock, the type and number of shares of Stock which are or may be subject to awards under the Plan and the terms of any outstanding awards (including the price at which shares of Stock may be issued pursuant to an outstanding award) shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of benefits awarded or to be awarded to Participants under the Plan.

    6.  OPTIONS.

    6.1. DEFINITIONS. The grant of an "Option" under this Section 6 entitles the Participant to purchase shares of Stock at the Option Price (determined under subsection 6.3), subject to the terms of this Section 6. Options granted under this Section 6 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. A "Non-Qualified Stock Option" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

    6.2. RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options, to the extent required by section 422 of the Code.

    6.3. OPTION PRICE. The price at which shares of Stock may be purchased upon the exercise of an Option (the "Option Price") shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that in no event shall such price be less than the greater of: (i) 100% of the Fair Market Value (as defined in Section 4) of a share of Stock as of the date on which the Option is granted; or
(ii) the par value of a share of Stock on such date.

    6.4. EXERCISE. Except as otherwise expressly provided in the Plan, an Option may be exercised, in whole or in part, in accordance with terms and conditions established by the Committee at the time of grant; provided, however, that no Option shall be exercisable after the Expiration Date (as defined in Section 10) applicable to that Option. The full Option Price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of a cashless exercise arrangement approved by the Committee, payment may be made as soon as practicable after the exercise) and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. The Option Price shall be payable in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, as determined by the Committee and, to the extent provided by the Committee, a Participant may elect to pay the Option Price upon the exercise of an Option through a cashless exercise arrangement. The exercise of an Option will result in the surrender of the corresponding rights under a tandem Stock Appreciation Right, if any.

    6.5. POST-EXERCISE LIMITATIONS. The Committee, in its discretion, may impose such restrictions on shares of Stock acquired pursuant to the exercise of an Option (including stock acquired pursuant to the exercise of a tandem Stock Appreciation Right) as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Stock ownership by the Participant, and such other factors as the Committee determines to be appropriate.

    7.  STOCK APPRECIATION RIGHTS

    7.1. DEFINITION. Subject to the terms of this Section 7, a "Stock Appreciation Right" granted under the Plan entitles the Participant to receive, in cash or Stock, value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) a specified price which shall not be less than 100% of the Fair Market Value of the Stock at the time the Stock Appreciation Right is granted, or, if granted in tandem with an Option, the exercise price with respect to shares under the tandem Option.

    7.2. EXERCISE. If a Stock Appreciation Right is not in tandem with an Option, then the Stock Appreciation Right shall be exercisable in accordance with the terms established by the Committee in connection with such rights after the Expiration Date applicable to that Stock Appreciation Right. If a Stock Appreciation Right is in tandem with an Option, then the Stock Appreciation Right shall be exercisable at the time the tandem Option is exercisable. The exercise of a Stock Appreciation Right will result in the surrender of the corresponding rights under the tandem Option.

    7.3. SETTLEMENT OF AWARD. Upon the exercise of a Stock Appreciation Right, the value to be distributed to the Participant, in accordance with subsection 7.1, shall be distributed in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, in the discretion of the Committee.

    7.4. POST-EXERCISE LIMITATIONS. The Committee, in its discretion, may impose such restrictions on shares of Stock acquired pursuant to the exercise of a Stock Appreciation Right as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, ownership of Stock by the Participant, and such other factors as the Committee determines to be appropriate.

    8.  STOCK AWARDS.

    8.1. DEFINITION. Subject to the terms of this Section 8, a "Stock Award" under the Plan is a grant of shares of Stock to a Participant, the earning, vesting or distribution of which is subject to one or more conditions established by the Committee. Such conditions may relate to events (such as performance or continued employment) occurring before or after the date the Stock Award is granted, or the date the Stock is earned by, vested in or delivered to the Participant. If the vesting of Stock Awards is subject to conditions occurring after the date of grant, the period beginning on the date of grant of a Stock Award and ending on the vesting or forfeiture of such Stock (as applicable) is referred to as the "Restricted Period". Stock Awards may provide for delivery of the shares of Stock at the time of grant, or may provide for a deferred delivery date.

    8.2. TERMS AND CONDITIONS OF AWARDS. Beginning on the date of grant (or, if later, the date of distribution) of shares of Stock comprising a Stock Award, and including any applicable Restricted Period, the Participant, as owner of such shares, shall have the right to vote such shares; provided, however, that payment of dividends with respect to Stock Awards shall be subject to the following:

    (a) On and after date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, and the shares have been distributed to the Participant, the Participant shall have all dividend rights (and other rights) of a stockholder with respect to such shares.

    (b) Prior to the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, the Committee, in its sole discretion, may award Dividend Rights (as defined below) with respect to such shares.

    (c) On and after the date that a Participant has a fully earned and vested right to the shares comprising a Stock Award, but before the shares have been distributed to the Participant, the Participant shall be entitled to Dividend Rights with respect to such shares, at the time and in the form determined by the Committee.

    A "Dividend Right" with respect to shares comprising a Stock Award shall entitle the Participant, as of each dividend payment date, to an amount equal to the dividends payable with respect to a share of Stock multiplied by the number of such shares. Dividend Rights shall be settled in cash or in shares of Stock, as determined by the Committee, shall be payable at the time and in the form determined by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

    9.  PERFORMANCE UNITS.

    9.1. DEFINITION. Subject to the terms of this Section 9, the Award of "Performance Units" under the Plan entitles the Participant to receive value for the units at the end of a Performance Period to the extent provided under the Award. The number of units earned, and the value received for them, will be contingent on the degree to which the performance measures established at the time of grant of the Award are met. For purposes of the Plan, the "Performance Period" with respect to the award of any Performance Units shall be the period over which the applicable performance is to be measured.

    9.2. TERMS AND CONDITIONS OF AWARDS. For each Participant, the Committee will determine the value of units, which may be stated either in cash or in units representing shares of Stock; the performance measures used for determining whether the Performance Units are earned; the Performance Period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the Performance Period, any revision to the performance measures or Performance Period should be made to reflect significant events or changes that occur during the Performance Period; and the number of earned Performance Units that will be paid in cash and the number of earned Performance Units to be paid in shares of Stock.

    9.3. SETTLEMENT. Settlement of Performance Units shall be subject to the following:

    (a) the Committee will compare the actual performance to the performance measures established for the Performance Period and determine the number of units as to which settlement is to be made, and the value of such units.

    (b) Settlement of units earned shall be wholly in cash, wholly in Stock or in a combination of the two, to be distributed in a lump sum or installments, as determined by the Committee.

       (i) For Performance Units stated in units representing shares of Stock when granted, one share of Stock will be distributed for each unit earned, or cash will be distributed for each unit earned equal to either (A) the Fair Market Value of a share of Stock at the end of the Performance Period or
(B) the average Stock value over a period determined by the Committee.

       (ii) For Performance Units stated in cash when granted, the value of each unit earned will be distributed in its initial cash value, or shares of Stock will be distributed based on the cash value of the units earned divided by (A) the Fair Market Value of a share of Stock at the end of the Performance Period or (B) the average Stock value over a period determined by the Committee.

    (c) Shares of Stock distributed in settlement of the units shall be subject to such vesting requirements and other conditions, if any, as the Committee shall determine.

    9.4. TERMINATION DURING PERFORMANCE PERIOD. If a Participant's termination of employment with the Company occurs during a Performance Period with respect to any Performance Units granted to him, the Committee may determine that the Participant will be entitled to settlement of all or any portion of the Performance Units as to which he would otherwise be eligible, and may accelerate the determination of the value and settlement of such Performance Units or make such other adjustments as the Committee, in its sole discretion, deems desirable.

    10. EXPIRATION OF AWARDS. The "Expiration Date" with respect to an Award under the Plan means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Award shall not be later than the earliest to occur of:

    (a)  the ten-year anniversary of the date on which the Award is granted;

    (b) if the Participant's termination of employment with the Company occurs on account of disability, the one-year anniversary of such termination of employment;

    (c) if the Participant's termination of employment with the Company occurs by reason of retirement, the three-year anniversary of such termination of employment;

    (d) the three-month anniversary of the Participant's death, either while employed or thereafter; or

    (e) if the Participant's termination of employment with the Company occurs for reasons other than retirement or disability, the three-month anniversary of such termination of employment.

    If a Stock Appreciation Right is in tandem with an Option, then the "Expiration Date" for the Stock Appreciation Right shall be the Expiration Date for the related Option.

    11.  MISCELLANEOUS.

    11.1. EFFECTIVE DATE. The Plan shall be effective upon its adoption by the Board of Directors of Vysis (the "Board"). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted.

    11.2. LIMIT ON DISTRIBUTION. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

    (a) Notwithstanding any other provision of the Plan, Vysis shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

    (b) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

    (c) To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

    11.3. PERFORMANCE-BASED COMPENSATION. To the extent that the Committee determines that it is necessary or desirable to conform any Awards under the Plan with the requirements applicable to "Performance-Based Compensation", as that term is used in section 162(m)(4)(C) of the Code, it may, at or prior to the time an Award is granted, take such steps and impose such restrictions with respect to such Award as it determines to be necessary or desirable.

    11.4. WITHHOLDING. All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of shares of Stock which the Participant already owns, or to which a Participant is otherwise entitled under the Plan.

    11.5. TRANSFERABILITY. Awards under the Plan are not transferable except as designated by a Participant by will or by the laws of descent and distribution. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant.

    11.6. NOTICES. Any notice or document required to be filed with the Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of Vysis, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

    11.7. FORM AND TIME OF ELECTIONS. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

    11.8. AGREEMENT WITH VYSIS. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with Vysis (the "Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

    11.9.  LIMITATION OF IMPLIED RIGHTS.

    (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to benefits or amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan shall constitute a guarantee by the Company that the assets of the Company shall be sufficient to pay any amounts or benefits to any person.

    (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company, nor any right or claim to any benefit or payment under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of Vysis prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights.

    11.10. EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

    11.11. GENDER AND NUMBER. Where the context admits, words in one gender shall include the other gender, words in the singular shall include the plural and the plural shall include the singular.

    12.  CHANGE IN CONTROL.

    12.1. ACCELERATION. Except as otherwise provided in the Plan or the Agreement reflecting the applicable Award, upon the occurrence of a Change in
Control:

    (a) All outstanding Options (regardless of whether in tandem with Stock Appreciation Rights) and Stock Appreciation Rights (regardless of whether in tandem with Options) shall become fully exercisable.

    (b)  All Stock Awards shall become fully vested.

    (c) Performance Units may be paid out in such manner and amounts as determined by the Committee.

    12.2. DEFINITION OF CHANGE IN CONTROL. For purposes of the Plan, the term "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board which occurs as follows:

    (a) any "Person" (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act), other than Vysis, any entity owned, directly or indirectly, by the stockholders of Vysis in substantially the same proportions as their ownership of stock of Vysis, and any trustee or other fiduciary holding securities under an employee benefit plan of Vysis or its subsidiaries or such proportionately owned corporation) becomes through acquisitions of securities of Vysis after the Effective Date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Vysis representing 40% or more of the combined voting power of Vysis' then outstanding securities having the right to vote for the election of directors;

    (b) the stockholders of Vysis approve a merger or consolidation of Vysis with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of Vysis outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of Vysis or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of Vysis (or similar transaction) in which no Person acquires more than 15% of Vysis' then outstanding securities having the right to vote for the election of directors;

    (c) the stockholders of Vysis approve a plan of complete liquidation of Vysis or an agreement for the sale or disposition by Vysis of all or substantially all of Vysis' assets (or any transaction having a similar effect); or

    (d) during any 24 month period, individuals who at the beginning of such period constitute the board of directors of Vysis, and any new director (other than a director designated by a Person who has entered into an agreement with Vysis to effect a transaction described in paragraph (a), (b) or (c) of this subsection 12.2) whose election by the board or nomination for election by Vysis' stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

    13. AMENDMENT AND TERMINATION. The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 5.4 (relating to certain adjustments to shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award made under the Plan prior to the date such amendment is adopted by the Board. Notwithstanding the foregoing or any other provision of the Plan or any Award agreement, the Board or the Committee may amend the Plan or the terms of any Award to the extent it deems necessary to preserve pooling-of-interest accounting treatment for any transaction which is intended to be accounted for through such accounting method.

                      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                OF VYSIS, INC.
                           TO BE HELD ON JULY 22, 1998
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned, revoking any proxy heretofore given, hereby appoints William M. Bartlett, John L. Bishop and Richard C. Williams who each hold the power to appoint a substitute, proxies of the undersigned, with respect to all of the shares of Common Stock of Vysis, Inc. as to which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Vysis, Inc. to be held at 10:00 a.m. on Wednesday, July 22, 1998, at the Amoco Management Learning Center, Forum B, 2001 Butterfield Road, Downers Grove, Illinois 60515, and any adjournments thereof.

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

  PLEASE MARK IN THE BOX IN THE FOLLOWING MANNER, USING DARK INK ONLY  /X/.

  PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

  IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

                               FOLD AND DETACH HERE

        PLEASE MARK YOUR
  /X/   VOTES AS IN THIS
        EXAMPLE.

        THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE MATTER SPECIFICALLY REFERRED TO BELOW.


(1) ELECTION OF DIRECTORS


    / / FOR          / / WITHHELD

  Nominees:

  William M. Bartlett, John L. Bishop, Robert C. Carr, Kenneth L. Melmon, Walter R. Quanstrom, Frank J. Sroka and Richard C. Williams.

  For, except vote withheld from the following nominee(s)

------------------------------------------------------------------------------
(2) TO APPROVE THE ADOPTION OF THE 1998 LONG TERM INCENTIVE PLAN

                      / / FOR      / / AGAINST      / / ABSTAIN


 Please sign as name appears hereon. If stock is registered in the name of two or more persons, each should sign. Executors, attorneys, corporate officers, administrators and trustees should add their titles.


Signature
--------------------------------------------

Signature
--------------------------------------------

Date
--------------------------------------------

                                FOLD AND DETACH HERE